EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of P.A.M. Transportation Services, Inc. (the "Issuer").

I, Larry J. Goddard, Vice President - Finance, Chief Financial Officer, Secretary and Treasurer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:   August 5, 2003            By: /s/ Larry J. Goddard
                                   ---------------------------------
                                   Larry J. Goddard
                                   Vice President-Finance, Chief Financial
                                   Officer, Secretary and Treasurer
                                   (chief financial officer)